UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number: 811-03657

Deutsche State Tax-Free Income Series

(Exact Name of Registrant as Specified in Charter)

345 Park Avenue

New York, NY 10154-0004

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 250-3220

Paul Schubert

60 Wall Street

New York, NY 10005

(Name and Address of Agent for Service)

Date of fiscal year end:	3/31

Date of reporting period:	3/31/2016

ITEM 1.	REPORT TO STOCKHOLDERS

March 31, 2016

Annual Report
to Shareholders

Deutsche Massachusetts Tax-Free Fund

Contents

3 Letter to Shareholders

5 Portfolio Management Review

11 Performance Summary

13 Investment Portfolio

22 Statement of Assets and Liabilities

24 Statement of Operations

25 Statement of Cash Flows

26 Statement of Changes in Net Assets

27 Financial Highlights

30 Notes to Financial Statements

41 Report of Independent Registered Public Accounting Firm

42 Information About Your Fund's Expenses

43 Tax Information

44 Advisory Agreement Board Considerations and Fee Evaluation

49 Board Members and Officers

54 Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a summary prospectus, if available, or prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the fund. Please read the prospectus carefully before you invest.

Bond investments are subject to interest-rate, credit, liquidity and market risks to varying degrees. When interest rates rise, bond prices generally fall. Credit risk refers to the ability of an issuer to make timely payments of principal and interest. Investments in lower-quality ("junk bonds") and non-rated securities present greater risk of loss than investments in higher-quality securities. The fund invests in inverse floaters, which are derivatives that involve leverage and could magnify the fund's gains or losses. This fund is non-diversified and can take larger positions in fewer issues, increasing its potential risk. Although the fund seeks income that is exempt from Massachusetts and federal income taxes, a portion of the fund's distributions may be subject to federal, state and local taxes, including the alternative minimum tax. See the prospectus for details.

Deutsche Asset Management represents the asset management activities conducted by Deutsche Bank AG or any of its subsidiaries.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE  NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Letter to Shareholders

Dear Shareholder:

Seven years into our economic recovery, you might be wondering "where’s the beef"? The strong U.S. dollar and sluggish growth have hampered exports and manufacturing. Low oil prices are raising concerns about the energy sector. A steep sell-off in the first quarter, plus a contentious U.S. election campaign and ongoing geopolitical issues, have led many to question what lies ahead.

Our analysts see a case for continued, albeit modest, growth in the U.S. economy. Households have reduced debt and are seeing gains in real income thanks to improving labor markets and lower energy prices. Businesses remain reasonably well positioned financially, with an added boost to purchasing power from lower energy prices. Lastly, while the Federal Reserve Board has initiated the process of raising short-term interest rates, we are confident that "low and slow" will continue to be the watchwords for a while.

The later stages of an economic recovery tend to bring increased volatility and more challenges to achieving positive investment returns. We believe that active management — careful sector allocation and security selection driven by deep research — can make a difference in this environment.

In the end, it is important to remember the core reason for investing: long- term goals and a desire for growth tempered by reasonable risk management. We appreciate your trust and welcome the opportunity to put our resources, experience and expertise to work in helping you meet your goals.

Best regards,

Brian Binder President, Deutsche Funds

Please note: Deutsche Asset & Wealth Management is now two distinct businesses: Deutsche Asset Management and Deutsche Bank Wealth Management. As a result, our key service providers will be renamed Deutsche AM Service Company; Deutsche AM Distributors, Inc. and Deutsche AM Trust Company, effective May 9, 2016.

Assumptions, estimates and opinions contained in this document constitute our judgment as of the date of the document and are subject to change without notice. Any projections are based on a number of assumptions as to market conditions and there can be no guarantee that any projected results will be achieved. Past performance is not a guarantee of future results.

Portfolio Management Review (Unaudited)

Overview of Market and Fund Performance

All performance information below is historical and does not guarantee future results. Returns shown are for Class A shares, unadjusted for sales charges. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit deutschefunds.com for the most recent month-end performance of all share classes. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had. Please refer to pages 11 through 12 for more complete performance information.

Deutsche Massachusetts Tax-Free Fund posted a return of 3.25% for the period ended March 31, 2016. This return compares to 3.98% for the fund's benchmark, the Barclays Municipal Bond Index. The average fund in the Morningstar Municipal Massachusetts Funds category returned 3.14% for the period. The taxable bond market, as measured by the Barclays U.S. Aggregate Bond Index, returned 1.96% for the same period.

Municipal Bonds: The Deutsche Approach

The fund invests in a wide variety of municipal bonds. These include general obligation bonds, for which payments of principal and interest are secured by the full faith and credit of the issuer and usually supported by the issuer's taxing power. In addition, securities held may include revenue bonds, for which principal and interest are secured by revenues from tolls, rents or other fees gained from the facility that was built with the bond issue proceeds.

The fund's management team seeks to hold municipal bonds that appear to offer the best total return potential. A number of factors influence the performance of municipal bonds. These include supply and demand for the asset class, the direction of overall interest rates, and the perceived credit risk associated with an individual municipal issuer. In selecting securities, the managers weigh a number of factors, from economic outlooks and possible interest rate movements and yield levels across various maturities to characteristics of specific securities, such as coupon, maturity date and call date, and changes in supply and demand within the municipal bond market.

Municipal bonds benefited over the 12 months ended March 31, 2016 from continued moderate strengthening in the national economy that was accompanied by a lack of upward pressure on U.S. Treasury yields. While the U.S. Federal Reserve Board (the Fed) ultimately initiated its long-awaited hiking cycle in December of 2015, throughout the period any urgency in raising rates was undermined by a lack of any meaningful uptick in inflation and concerns over weak growth conditions overseas. In particular, as the period progressed, market attention increasingly focused on China’s efforts to maintain acceptable growth rates while transitioning to a more balanced economic model. Heightened geopolitical uncertainty continued to lead to a preference on the part of investors globally for U.S. dollar-based assets, and municipals as an asset class benefited from the investor search for yield given very low Treasury rates. Municipal supply was moderate for most of the period, and demand for municipals was healthy, supported by positive flows into mutual funds and strong buying in separately managed accounts.

For the full 12 months ended March 31, 2016, with respect to AAA-rated municipal bonds, yields on two-year issues rose by 18 basis points, from 0.49% to 0.67%, while the 30-year yield declined 11 basis points from 2.80% to 2.69%. This resulted in a yield curve flattening of 29 basis points between two and 30 years. However, the curve actually steepened between 15 and 30 years, as the yield for the 15-year municipal declined 31 basis points from 2.45% to 2.14%. (100 basis points, equal one percentage point. See the accompanying graph for a depiction of municipal bond yield changes between the beginning and end of the period.) Credit spreads — the yield differential provided by lower-quality issues vs. AAA-rated issues — generally narrowed for the 12 months ended March 31, 2016.

Municipal Bond Yield Curve (as of 3/31/16 and 3/31/15)

Source: Municipal Market Data as of 3/31/16, AAA-rated universe.

Chart is for illustrative purposes only and does not represent any Deutsche AM product.

Positive and Negative Contributors to Performance

The fund’s performance relative to the benchmark for the 12 months was supported by overweight exposure to both the AA- and BBB-quality ranges, as lower-rated municipals outperformed AAA issues. This advantage was partially offset by an underweight to single-A issues. In terms of sectors, the fund’s meaningful exposure to both health care– and education-related issues aided relative performance. The fund’s small, non-benchmark position in Puerto Rico bonds, which are exempt from income taxes in all states as well as at the federal level, was trimmed over the 12 months and ultimately ended the period at less than 1% of assets. This exposure detracted modestly from relative returns, as there continued to be headline concerns around those credits.

"Municipal bonds benefited over the 12 months from continued moderate strengthening in the national economy that was accompanied by a lack of upward pressure on U.S. Treasury yields."

While generally seeking to maintain a neutral stance with respect to overall portfolio duration and interest rate sensitivity, the fund's relative exposure to shorter and longer maturities was managed to reflect our view of the best return opportunities. In this vein, for much of the period we had a somewhat "barbelled" maturity structure, with a significant weighting to issues with shorter remaining maturities and higher coupons that we have held for some time, balanced by longer maturities in the 15-year-and-over range. This positioning had a more or less neutral impact on performance, as modest yield increases and price declines on the short end of the curve were countered by strong performance by exposures out on the curve, particularly around the 15-year range.

Outlook and Positioning

While municipal yields are relatively low by historical standards, they are attractive relative to U.S. Treasuries. At the end of March 2016, the 10-year municipal yield of 1.70% was 96% of the 1.77% yield on comparable-maturity U.S. Treasuries, as compared to a ratio of 102% twelve months earlier. The municipal yield curve remains reasonably steep, and we expect the curve to flatten over time as the Fed implements a cycle of rate hikes. We are currently looking to add exposure to bonds in the 15-to-25 year maturity range, emphasizing higher-rate coupons that we believe should provide favorable risk/reward characteristics in the event that interest rates rise. We continue to be highly selective in making purchases for the fund, and have been looking to invest primarily in the A- and AA- quality ranges. The fund would also look to invest in the BBB-and-below range, where spreads are attractive relative to higher-quality issues. More broadly, we are maintaining a strong overall liquidity profile in the fund, in order to be able to reposition effectively should market conditions change.

The Commonwealth of Massachusetts' credit profile is solid and our outlook for the Commonwealth's debt is stable. The Commonwealth has strong management, a wealthy tax base, a large and diverse economy, and a solid financial position. The Massachusetts economy performed well during the recession and the recovery. After regaining its pre-recession employment peak in 2013, the Commonwealth experienced employment growth on par with the nation in 2015. Employment is expected to continue to grow in 2016 and 2017, but at rates slightly lower than the national average. Even though the Commonwealth faces challenges with high debt ratios and funding needs for essential services and infrastructure, we believe the Massachusetts economy overall will continue on a stronger course than the national average. In 2016, Moody's Investors Service, Standard & Poor’s Corporation and Fitch Ratings, Inc. affirmed their ratings on the Commonwealth of Massachusetts general obligation debt at Aa1, AA+ and AA+, respectively. Moody’s and Fitch assigned a stable outlook, but S&P assigned a negative outlook to the Commonwealth due to narrowing financial reserves during a time of prolonged economic expansion.

Finally, we are pleased to announce that Deutsche Massachusetts Tax-Free Fund, Class S (SCMAX) was recently recognized in the 2016 Thompson Reuters Lipper Funds Awards for its 10-year performance in the Massachusetts Municipal Debt Funds category.

Portfolio Management Team

Ashton P. Goodfield, CFA, Managing Director

Co-Lead Portfolio Manager of the fund. Began managing the fund in 2014.

— Joined Deutsche Asset Management in 1986.

— Co-Head of Municipal Bonds.

— BA, Duke University.

Rebecca L. Flinn, Director

Co-Lead Portfolio Manager of the fund. Began managing the fund in 1999.

— Joined Deutsche Asset Management in 1986.

— BA, University of Redlands, California.

The views expressed reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

Terms to Know

The Barclays Municipal Bond Index covers the U.S.-dollar-denominated long-term tax-exempt bond market. The index has four main sectors: state, and local general obligation bonds, revenue bonds, insured bonds, and pre-refunded bonds.

The Barclays U.S. Aggregate Bond Index is an unmanaged index representing domestic taxable investment-grade bonds, with index components for government and corporate securities, mortgage pass-through securities and asset-backed securities with average maturities of one year or more.

Index returns do not reflect fees or expenses and it is not possible to invest directly into an index.

The Morningstar Municipal Massachusetts Funds category consists of funds that primarily invest in the specific state (Massachusetts). These funds must have at least 80 percent of their assets invested in municipal bonds from that state. The category includes long-, intermediate- and short-duration bond funds.

The yield curve is a graphical representation of how yields on bonds of different maturities compare. Normally, yield curves slant up, as bonds with longer maturities typically offer higher yields than short-term bonds.

Credit quality is a measure of a bond issuer's ability to repay interest and principal in a timely manner. Rating agencies assign letter designations, such as AAA, AA and so forth. The lower the rating, the higher the probability of default. The fund's credit quality does not remove market risk and is subject to change.

Overweight means the fund holds a higher weighting in a given sector or security than the benchmark. Underweight means the fund holds a lower weighting.

Performance Summary March 31, 2016 (Unaudited)

Class A	1-Year	5-Year	10-Year
Average Annual Total Returns as of 3/31/16
Unadjusted for Sales Charge	3.25%	5.33%	4.51%
Adjusted for the Maximum Sales Charge (max 2.75% load)	0.41%	4.75%	4.22%
Barclays Municipal Bond Index†	3.98%	5.59%	4.86%
Class C	1-Year	5-Year	10-Year
Average Annual Total Returns as of 3/31/16
Unadjusted for Sales Charge	2.55%	4.54%	3.73%
Adjusted for the Maximum Sales Charge (max 1.00% CDSC)	2.55%	4.54%	3.73%
Barclays Municipal Bond Index†	3.98%	5.59%	4.86%
Class S	1-Year	5-Year	10-Year
Average Annual Total Returns as of 3/31/16
No Sales Charges	3.51%	5.59%	4.76%
Barclays Municipal Bond Index†	3.98%	5.59%	4.86%

Performance in the Average Annual Total Returns table above and the Growth of an Assumed $10,000 Investment line graph that follows is historical and does not guarantee future results. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit deutschefunds.com for the Fund's most recent month-end performance. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated August 1, 2015 are 1.03%, 1.79% and 0.82% for Class A, Class C and Class S shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

A portion of the Fund's distributions may be subject to federal, state and local tax and the alternative minimum tax.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
■ Deutsche Massachusetts Tax-Free Fund — Class A ■ Barclays Municipal Bond Index†

Yearly periods ended March 31

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 2.75%. This results in a net initial investment of $9,725.

The growth of $10,000 is cumulative.

Performance of other share classes will vary based on the sales charges and the fee structure of those classes.

† The Barclays Municipal Bond Index covers the U.S.-dollar-denominated long-term tax exempt bond market. The index has four main sectors: state and local general obligation bonds, revenue bonds, insured bonds and pre-refunded bonds.

	Class A	Class C	Class S
Net Asset Value
3/31/16	$ 14.75	$ 14.75	$ 14.75
3/31/15	$ 14.78	$ 14.77	$ 14.78
Distribution Information as of 3/31/16
Income Dividends, Twelve Months	$ .50	$ .39	$ .54
March Income Dividend	$ .0402	$ .0309	$ .0434
SEC 30-day Yield††	.97%	.26%	1.24%
Tax Equivalent Yield††	1.81%	.48%	2.31%
Current Annualized Distribution Rate††	3.27%	2.51%	3.53%

†† The SEC yield is net investment income per share earned over the month ended March 31, 2016, shown as an annualized percentage of the maximum offering price per share on the last day of the period. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. The SEC yield would have been 0.91%, 0.17% and 1.11% for Class A, C and S shares, respectively, had certain expenses not been reduced. Tax equivalent yield is based on the Fund's yield and a marginal income tax rate of 46.29% (combined Massachusetts state and federal income tax rate). The current annualized distribution rate is the latest monthly dividend as an annualized percentage of net asset value on March 31, 2016. Distribution rate simply measures the level of dividends and is not a complete measure of performance. The current annualized distribution rate would have been 3.21%, 2.42% and 3.40% for Class A, C and S shares, respectively, had certain expenses not been reduced. Yields and distribution rates are historical, not guaranteed and will fluctuate.

Investment Portfolio as of March 31, 2016

	Principal Amount ($)	Value ($)

Municipal Bonds and Notes 90.6%
Massachusetts 88.1%
Boston, MA, General Obligation:
Series D, 4.0%, 10/1/2025	1,575,000	1,801,453
Series A, 4.0%, 4/1/2028	3,435,000	3,830,884
Series A, 4.0%, 3/1/2029	2,500,000	2,813,450
Series A, Prerefunded, 4.75%, 4/1/2029	3,900,000	4,352,673
Boston, MA, Metropolitan Transit Parking Corp., System Wide Parking Revenue, 5.25%, 7/1/2036	2,720,000	3,180,605
Boston, MA, Water & Sewer Commission:
Series A, 4.0%, 11/1/2027	3,170,000	3,608,823
Series A, 5.0%, 11/1/2030	500,000	601,660
Boston, MA, Water & Sewer Commission Revenue:
Series A, Prerefunded, 5.0%, 11/1/2025	2,000,000	2,253,260
Series A, 5.0%, 11/1/2030	1,270,000	1,444,346
Braintree, MA, General Obligation, Municipal Purpose Loan:
Prerefunded, 5.0%, 5/15/2026	7,645,000	8,624,324
Prerefunded, 5.0%, 5/15/2027	2,295,000	2,588,989
Chicopee, MA, Electrical Systems, ETM, 7.125%, 1/1/2017	140,000	146,884
Massachusetts, Bay Transportation Authority Revenue:
Series A, 5.25%, 7/1/2025	2,960,000	3,804,725
Series A, 5.25%, 7/1/2034	1,210,000	1,321,562
Series A, Prerefunded, 5.25%, 7/1/2034	490,000	539,157
Massachusetts, Bay Transportation Authority, Sales Tax Revenue:
Series A-2, Zero Coupon, 7/1/2027	21,090,000	12,956,852
Series C, ETM, 5.0%, 7/1/2016	75,000	75,863
Series B, 5.0%, 7/1/2035	3,970,000	4,495,310
Series A, 5.25%, 7/1/2021	2,000,000	2,412,040
Series C, ETM, 5.5%, 7/1/2017	165,000	174,956
Massachusetts, Special Obligation Consolidated Loan, Series A, 5.5%, 6/1/2016, INS: NATL	2,600,000	2,622,490
Massachusetts, State Central Artery, Series B, 0.38%**, 12/1/2030, SPA: Bank of America NA	4,200,000	4,200,000
Massachusetts, State Clean Energy Cooperative Corp., Municipal Lighting Plant Cooperative, 5.0%, 7/1/2032	1,000,000	1,176,400
Massachusetts, State Clean Water Trust, Revolving Fund, Green Bond:
Series 19, 4.0%, 2/1/2037	1,635,000	1,808,506
Series 19, 4.0%, 2/1/2038	1,655,000	1,830,629
Series 18, 5.0%, 2/1/2040	3,000,000	3,518,790
Massachusetts, State College Building Authority, Series A, 5.0%, 5/1/2036	2,250,000	2,617,965
Massachusetts, State College Building Authority Project Revenue:
Series A, Prerefunded, 5.0%, 5/1/2031, INS: AMBAC	2,630,000	2,640,099
Series A, Prerefunded, 5.5%, 5/1/2039	5,730,000	6,533,174
Massachusetts, State College Building Authority Revenue, Series B, 5.0%, 5/1/2043	2,000,000	2,301,200
Massachusetts, State Department of Transportation, Metropolitan Highway Systems Revenue, Series B, 5.0%, 1/1/2032	14,400,000	16,185,888
Massachusetts, State Department of Transportation, Metropolitan Highway Systems Revenue, Contract Assistance:
Series A2, 0.38%**, 1/1/2037, SPA: Landesbank Hessen-Thuringen	7,100,000	7,100,000
Series B, 5.0%, 1/1/2035	4,500,000	5,084,460
Massachusetts, State Development Finance Agency Revenue, Baystate Medical Center, Series N, 5.0%, 7/1/2044	2,500,000	2,824,875
Massachusetts, State Development Finance Agency Revenue, Bentley University:
5.0%, 7/1/2028	2,250,000	2,525,602
5.0%, 7/1/2040	1,750,000	2,050,055
Massachusetts, State Development Finance Agency Revenue, Berkshire Health System, Series G, 5.0%, 10/1/2029	1,000,000	1,121,990
Massachusetts, State Development Finance Agency Revenue, Boston College:
Series P, 5.0%, 7/1/2022	1,500,000	1,582,650
Series Q-1, 5.0%, 7/1/2029	1,000,000	1,126,050
Series R-1, 5.0%, 7/1/2031	3,000,000	3,432,720
Massachusetts, State Development Finance Agency Revenue, Boston University:
Series V-1, 5.0%, 10/1/2029	3,400,000	3,873,246
Series X, 5.0%, 10/1/2048	1,500,000	1,722,300
Massachusetts, State Development Finance Agency Revenue, CareGroup Obligated Group, Series H-1, 5.0%, 7/1/2031	2,000,000	2,320,040
Massachusetts, State Development Finance Agency Revenue, Carleton-Willard Village, 5.625%, 12/1/2030	500,000	563,960
Massachusetts, State Development Finance Agency Revenue, College of the Holy Cross:
Series B, 5.0%, 9/1/2026	1,500,000	1,649,460
Series A, 5.0%, 9/1/2041 (a)	2,000,000	2,386,680
Massachusetts, State Development Finance Agency Revenue, Lahey Clinic Obligated Group, Series F, 5.0%, 8/15/2040	7,500,000	8,628,075
Massachusetts, State Development Finance Agency Revenue, Linden Ponds, Inc. Facility:
Series B, 11/15/2056*	327,629	1,897
Series A-2, 5.5%, 11/15/2046	65,870	60,457
Series A-1, 6.25%, 11/15/2026	1,235,770	1,251,304
Massachusetts, State Development Finance Agency Revenue, Milford Regional Medical Center, Series F, 5.75%, 7/15/2043	500,000	558,670
Massachusetts, State Development Finance Agency Revenue, Northeastern University, Series A, 5.25%, 3/1/2037	2,500,000	2,909,000
Massachusetts, State Development Finance Agency Revenue, Partners Healthcare System, Inc.:
Series L, 5.0%, 7/1/2036	500,000	577,895
Series L, 5.0%, 7/1/2041	2,000,000	2,294,340
Massachusetts, State Development Finance Agency Revenue, Solid Waste Disposal, Dominion Energy Brayton, Series 1, Mandatory Put 5/1/2019 @100, Prerefunded, 5.75%, 12/1/2042	1,000,000	1,148,750
Massachusetts, State Development Finance Agency Revenue, UMass Memorial Healthcare, Series I, 5.0%, 7/1/2036	2,500,000	2,872,800
Massachusetts, State Development Finance Agency Revenue, Wellesley College, Series J, 5.0%, 7/1/2042	3,500,000	4,075,890
Massachusetts, State Development Finance Agency Revenue, Wheelock College, Series C, 5.25%, 10/1/2029	8,620,000	9,085,480
Massachusetts, State Development Finance Agency Revenue, Worcester Polytechnic Institute:
5.0%, 9/1/2040	3,500,000	3,932,180
5.0%, 9/1/2045	2,000,000	2,245,160
Massachusetts, State General Obligation:
Series A, 0.873%***, 11/1/2018	5,000,000	4,998,450
Series A, 5.0%, 3/1/2034	5,000,000	5,547,600
Series A, 5.0%, 7/1/2036	10,000,000	11,998,000
Series A, 5.0%, 3/1/2041	5,000,000	5,841,800
Massachusetts, State Health & Educational Facilities Authority Revenue, Berklee College of Music:
Series A, 5.0%, 10/1/2023	3,385,000	3,599,440
Series A, 5.0%, 10/1/2037	9,860,000	10,424,781
Massachusetts, State Health & Educational Facilities Authority Revenue, CareGroup Healthcare System:
Series E-1, 5.125%, 7/1/2033	3,245,000	3,455,828
Series E-1, 5.125%, 7/1/2038	1,500,000	1,589,625
Series B-2, 5.375%, 2/1/2026, INS: NATL	695,000	763,576
Massachusetts, State Health & Educational Facilities Authority Revenue, Catholic Health East, 6.25%, 11/15/2032	1,510,000	1,724,964
Massachusetts, State Health & Educational Facilities Authority Revenue, Children's Hospital, Series M, 5.25%, 12/1/2039, GTY: The Children's Medical Center	5,500,000	6,189,975
Massachusetts, State Health & Educational Facilities Authority Revenue, Dana Farber Cancer Institute, Series K, 5.25%, 12/1/2027	4,000,000	4,462,480
Massachusetts, State Health & Educational Facilities Authority Revenue, Health Education, Stonehill College:
5.375%, 7/1/2023	1,170,000	1,333,075
5.375%, 7/1/2025	1,285,000	1,460,557
Massachusetts, State Health & Educational Facilities Authority Revenue, Isabella Stewart Gardner, Series A, 5.0%, 5/1/2029	1,500,000	1,676,385
Massachusetts, State Health & Educational Facilities Authority Revenue, Lesley University, Series A, 5.25%, 7/1/2039, INS: AGC	2,500,000	2,780,275
Massachusetts, State Health & Educational Facilities Authority Revenue, Massachusetts Institute of Technology, Series A, Prerefunded, 5.0%, 7/1/2038	1,965,000	2,072,112
Massachusetts, State Health & Educational Facilities Authority Revenue, Northeastern University, Series Y-1, 5.625%, 10/1/2029	3,000,000	3,446,160
Massachusetts, State Health & Educational Facilities Authority Revenue, Partners Healthcare Systems, Series J1, 5.0%, 7/1/2034	10,000,000	11,163,500
Massachusetts, State Health & Educational Facilities Authority Revenue, Sterling & Francine Clark Art Institute, Series B, 5.0%, 7/1/2030	1,500,000	1,719,030
Massachusetts, State Health & Educational Facilities Authority Revenue, Suffolk University, Series A, 5.75%, 7/1/2039	10,000,000	11,147,400
Massachusetts, State Health & Educational Facilities Authority Revenue, Tufts University:
Prerefunded, 5.375%, 8/15/2038	3,000,000	3,325,800
Series M, 5.5%, 2/15/2027	1,705,000	2,235,084
Series M, 5.5%, 2/15/2028	3,000,000	3,971,250
Massachusetts, State Port Authority Revenue:
Series A, 5.0%, 7/1/2034	1,500,000	1,695,195
Series B, 5.0%, 7/1/2034	1,350,000	1,525,675
Series A, AMT, 5.0%, 7/1/2037	2,200,000	2,494,536
Series A, 5.0%, 7/1/2040	3,500,000	4,129,755
Series B, 5.0%, 7/1/2040	8,500,000	9,580,095
Massachusetts, State Port Authority Supply Facilities Revenue, Delta Air Lines, Inc. Project:
Series A, AMT, 5.5%, 1/1/2017, INS: AMBAC	4,000,000	4,015,440
Series A, AMT, 5.5%, 1/1/2018, INS: AMBAC	5,000,000	5,019,300
Massachusetts, State School Building Authority, Dedicated Sales Tax Revenue, Series A, Prerefunded, 5.0%, 8/15/2024, INS: AMBAC	7,800,000	8,262,228
Massachusetts, State School Building Authority, Sales Tax Revenue:
Series B, 5.0%, 1/15/2031	4,480,000	5,437,421
Series A, 5.0%, 8/15/2037, INS: AMBAC	20,000	21,052
Series A, Prerefunded, 5.0%, 8/15/2037, INS: AMBAC	4,980,000	5,275,115
Series C, 5.0%, 8/15/2037	3,000,000	3,581,610
Series B, 5.25%, 10/15/2035	10,000,000	11,824,100
Massachusetts, State Transportation Fund Revenue, Accelerated Bridge Program:
Series A, 5.0%, 6/1/2038	1,250,000	1,452,850
Series A, 5.0%, 6/1/2044	2,500,000	2,912,825
Massachusetts, State Transportation Fund Revenue, Rail Enhancement Program, Series A, 5.0%, 6/1/2037	5,000,000	6,004,600
Massachusetts, State Water Pollution Abatement Trust:
Series 13, Prerefunded, 5.0%, 8/1/2025	5,000,000	5,289,700
Series 13, Prerefunded, 5.0%, 8/1/2026	5,000,000	5,289,700
Massachusetts, State Water Pollution Abatement Trust, MWRA Program, Series A, 6.0%, 8/1/2019	4,000,000	4,664,280
Massachusetts, State Water Pollution Abatement Trust, Pool Program:
Series 11, 5.0%, 8/1/2017	115,000	115,460
Series 11, 5.0%, 8/1/2020	100,000	100,398
Massachusetts, State Water Resources Authority:
Series A-2, 0.36%**, 8/1/2037, SPA: TD Bank NA	100,000	100,000
Series A-3, 0.36%**, 8/1/2037, SPA: Wells Fargo Bank NA	1,300,000	1,300,000
Series A, 5.0%, 8/1/2036	2,500,000	2,918,150
Series B, 5.0%, 8/1/2036	3,500,000	4,071,900
Series A, 5.0%, 8/1/2039	5,115,000	5,715,245
Series B, 5.0%, 8/1/2039	7,500,000	8,380,125
Series A, 5.25%, 8/1/2026, INS: NATL	1,830,000	1,938,592
Series A, Prerefunded, 5.25%, 8/1/2026, INS: NATL	120,000	127,296
Series B, 5.25%, 8/1/2031, INS: AGMC	5,130,000	6,933,144
Massachusetts, Water & Sewer Revenue, Water Resource Authority, Series A, ETM, 6.5%, 7/15/2019	1,800,000	1,943,334
North Reading, MA, Municipal Purpose Loan, 5.0%, 5/15/2035	5,000,000	5,844,500
Plymouth, MA, General Obligation, Municipal Purpose Loan:
5.0%, 5/1/2029	1,660,000	1,945,404
5.0%, 5/1/2030	1,595,000	1,837,679
Scituate, MA, General Obligation, 4.0%, 9/15/2033	3,215,000	3,534,153
Springfield, MA, Water & Sewer Commission Revenue, Series B, 5.0%, 11/15/2030, INS: AGC	5,000,000	5,752,950
University of Massachusetts, Building Authority Project Revenue:
Series 2009-1, 5.0%, 5/1/2034	3,280,000	3,632,009
Series 2009-1, Prerefunded, 5.0%, 5/1/2034	720,000	811,174
Series 1, 5.0%, 11/1/2036	6,035,000	7,239,526
		445,112,606
Guam 1.9%
Guam, Government Limited Obligation Revenue, Section 30:
Series A, 5.625%, 12/1/2029	3,920,000	4,360,059
Series A, 5.75%, 12/1/2034	3,725,000	4,147,900
Guam, International Airport Authority Revenue, Series C, AMT, 6.375%, 10/1/2043	320,000	378,259
Guam, Power Authority Revenue, Series A, 5.0%, 10/1/2030, INS: AGMC	415,000	492,132
		9,378,350
Puerto Rico 0.4%
Puerto Rico, Sales Tax Financing Corp., Sales Tax Revenue, Series A, 6.0%, 8/1/2042	4,325,000	1,834,275
Virgin Islands 0.2%
Virgin Islands, Public Finance Authority Revenue, Series B, 5.0%, 10/1/2025	1,000,000	1,108,790
Total Municipal Bonds and Notes (Cost $422,701,808)		457,434,021

Underlying Municipal Bonds of Inverse Floaters (b) 17.1%
Massachusetts
Massachusetts, Bay Transportation Authority, Sales Tax Revenue, Series A, 5.25%, 7/1/2028 (c)	10,000,000	13,284,600
Trust: Massachusetts, Bay Transportation Authority, Sales Tax Revenue, Series 2008-1111, 144A, 9.49%, 1/1/2024, Leverage Factor at purchase date: 2 to 1
Massachusetts, State Development Finance Agency Revenue, Harvard University, Series B-2, 5.25%, 2/1/2034 (c)	5,000,000	5,882,400
Trust: Massachusetts, State Development Finance Agency Revenue, Harvard University, Series 4691, 144A, 9.76%, 1/17/2019, Leverage Factor at purchase date: 2 to 1
Massachusetts, State General Obligation, Series C, Prerefunded, 5.0%, 8/1/2026, INS: AGMC (c)	20,000,000	21,142,400
Trust: Massachusetts, State General Obligation, Series 2648, 144A, 16.97%, 2/1/2017, Leverage Factor at purchase date: 4 to 1
Massachusetts, State Water Pollution Abatement Trust, 5.25%, 8/1/2031 (c)	12,615,000	16,985,010
Trust: Massachusetts, State Water Pollution Abatement Trust, Series 2840, 144A, 12.963%, 8/1/2026, Leverage Factor at purchase date: 3 to 1
Massachusetts, State Water Resources Authority, Series A, 5.0%, 8/1/2035 (c)	15,000,000	17,060,850
Trust: Massachusetts, State Water Resources Authority, Series 3690, 144A, 9.0%, 2/1/2018, Leverage Factor at purchase date: 2 to 1
Massachusetts, State Water Resource Authority, Series J, 5.5%, 8/1/2021, INS: AGMC (c)	10,000,000	12,235,100
Trust: Massachusetts, State Water Resources Authority, Series 2499, 144A, 18.73%, 8/1/2018, Leverage Factor at purchase date: 4 to 1
Total Underlying Municipal Bonds of Inverse Floaters (Cost $74,902,134)		86,590,360

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $497,603,942)†	107.7	544,024,381
Floating Rate Notes (b)	(9.0)	(45,695,000)
Other Assets and Liabilities, Net	1.3	6,749,488
Net Assets	100.0	505,078,869

* Non-income producing security.

** Variable rate demand notes are securities whose interest rates are reset periodically at market levels. These securities are often payable on demand and are shown at their current rates as of March 31, 2016.

*** Floating rate securities' yields vary with a designated market index or market rate, such as the coupon-equivalent of the U.S. Treasury Bill rate. These securities are shown at their current rate as of March 31, 2016.

† The cost for federal income tax purposes was $451,208,172. At March 31, 2016, net unrealized appreciation for all securities based on tax cost was $47,121,209. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $50,978,723 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $3,857,514.

(a) When-issued security.

(b) Securities represent the underlying municipal obligations of inverse floating rate obligations held by the Fund. The Floating Rate Notes represents leverage to the Fund and is the amount owed to the floating rate note holders.

(c) Security forms part of the below inverse floater. The Fund accounts for these inverse floaters as a form of secured borrowing, by reflecting the value of the underlying bond in the investments of the Fund and the amount owed to the floating rate note holder as a liability.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

AGC: Assured Guaranty Corp.

AGMC: Assured Guaranty Municipal Corp.

AMBAC: Ambac Financial Group, Inc.

AMT: Subject to alternative minimum tax.

ETM: Bonds bearing the description ETM (escrow to maturity) are collateralized usually by U.S. Treasury securities which are held in escrow and used to pay principal and interest on bonds so designated.

GTY: Guaranty Agreement

INS: Insured

NATL: National Public Finance Guarantee Corp.

Prerefunded: Bonds which are prerefunded are collateralized usually by U.S. Treasury securities which are held in escrow and used to pay principal and interest on tax-exempt issues and to retire the bonds in full at the earliest refunding date.

SPA: Standby Bond Purchase Agreement

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The following is a summary of the inputs used as of March 31, 2016 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total

Municipal Investments (d)	$ —	$ 544,024,381	$ —	$ 544,024,381
Total	$ —	$ 544,024,381	$ —	$ 544,024,381

There have been no transfers between fair value measurement levels during the year ended March 31, 2016.

(d) See Investment Portfolio for additional detailed categorizations.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities

as of March 31, 2016
Assets
Total Investments in securities, at value (cost $497,603,942)	$ 544,024,381
Cash	3,134,542
Receivable for Fund shares sold	832,777
Interest receivable	5,974,214
Other assets	18,450
Total assets	553,984,364
Liabilities
Payable for investments purchased — when-issued security	2,360,980
Payable for Fund shares redeemed	147,763
Payable for floating rate notes issued	45,695,000
Distributions payable	185,581
Accrued management fee	132,990
Accrued Trustees' fees	2,524
Other accrued expenses and payables	380,657
Total liabilities	48,905,495
Net assets, at value	$ 505,078,869
Net Assets Consist of
Undistributed net investment income	119,794
Net unrealized appreciation (depreciation) on investments	46,420,439
Accumulated net realized gain (loss)	(20,599,853)
Paid-in capital	479,138,489
Net assets, at value	$ 505,078,869
Net Asset Value
Class A Net Asset Value and redemption price per share ($84,855,792 ÷ 5,751,545 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$ 14.75
Maximum offering price per share (100 ÷ 97.25 of $14.75)	$ 15.17

Class C

Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($18,180,268 ÷ 1,232,720 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)

$ 14.75
Class S Net Asset Value, offering and redemption price per share ($402,042,809 ÷ 27,249,736 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$ 14.75

The accompanying notes are an integral part of the financial statements.

Statement of Operations

for the year ended March 31, 2016
Investment Income
Income: Interest	$ 21,706,771
Expenses: Management fee	2,132,199
Administration fee	489,808
Services to shareholders	616,385
Distribution and service fees	381,825
Custodian fee	9,475
Professional fees	131,731
Reports to shareholders	38,070
Registration fees	54,649
Trustees' fees and expenses	21,698
Interest expense and fees on floating rate notes issued	341,616
Other	40,816
Total expenses before expense reductions	4,258,272
Expense reductions	(419,989)
Total expenses after expense reductions	3,838,283
Net investment income	17,868,488
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	514,743
Change in net unrealized appreciation (depreciation) on investments	(1,485,590)
Net gain (loss)	(970,847)
Net increase (decrease) in net assets resulting from operations	$ 16,897,641

The accompanying notes are an integral part of the financial statements.

Statement of Cash Flows

for the year ended March 31, 2016
Increase (Decrease) in Cash: Cash Flows from Operating Activities
Net increase (decrease) in net assets resulting from operations	$ 16,897,641
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided (used) by operating activities: Purchases of long-term investments	(150,542,336)
Net amortization of premium/(accretion of discount)	1,277,213
Proceeds from sales and maturities of long-term investments	156,746,560
(Increase) decrease in interest receivable	199,196
(Increase) decrease in other assets	303
Increase (decrease) in payable for investments purchased — when-issued security	2,360,980
Increase (decrease) in other accrued expenses and payables	(11,009)
Change in unrealized (appreciation) depreciation on investments	1,485,590
Net realized (gain) loss from investments	(514,743)
Cash provided (used) by operating activities	$ 27,899,395
Cash Flows from Financing Activities:
Net increase (decrease) in cash overdraft	(6,888,842)
Proceeds from shares sold	84,037,432
Cost of shares redeemed	(82,101,284)
Distributions paid (net of reinvestment of distributions)	(2,647,159)
Increase (decrease) in payable for floating rate notes issued	(17,165,000)
Cash provided (used) for financing activities	(24,764,853)
Increase (decrease) in cash	3,134,542
Cash at beginning of period	—
Cash at end of period	$ 3,134,542
Supplemental Disclosure of Non-Cash Financing Activities:
Reinvestment of distributions	$ 14,989,891
Interest expense and fees on floating rate notes issued	$ (341,616)

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets

	Years Ended March 31,
Increase (Decrease) in Net Assets	2016	2015
Operations: Net investment income	$ 17,868,488	$ 18,475,781
Net realized gain (loss)	514,743	(6,206,625)
Change in net unrealized appreciation (depreciation)	(1,485,590)	18,293,997
Net increase (decrease) in net assets resulting from operations	16,897,641	30,563,153
Distributions to shareholders from: Net investment income: Class A	(2,780,823)	(2,844,286)
Class B	(828)*	(2,531)
Class C	(485,181)	(557,149)
Class S	(14,269,911)	(14,747,688)
Total distributions	(17,536,743)	(18,151,654)
Fund share transactions: Proceeds from shares sold	84,087,964	74,773,886
Reinvestment of distributions	14,989,891	15,318,178
Payments for shares redeemed	(81,645,725)	(75,628,786)
Net increase (decrease) in net assets from Fund share transactions	17,432,130	14,463,278
Increase (decrease) in net assets	16,793,028	26,874,777
Net assets at beginning of period	488,285,841	461,411,064
Net assets at end of period (including undistributed net investment income of $119,794 and $21,387, respectively)	$ 505,078,869	$ 488,285,841

* For the period from April 1, 2015 to November 13, 2015 (see Note A)

The accompanying notes are an integral part of the financial statements.

Financial Highlights

	Years Ended March 31,
Class A	2016	2015	2014	2013	2012
Selected Per Share Data
Net asset value, beginning of period	$ 14.78	$ 14.39	$ 15.08	$ 14.87	$ 13.69
Income (loss) from investment operations: Net investment income	.51	.54	.55	.54	.60
Net realized and unrealized gain (loss)	(.04)	.38	(.69)	.21	1.18
Total from investment operations	.47	.92	(.14)	.75	1.78
Less distributions from: Net investment income	(.50)	(.53)	(.55)	(.54)	(.59)
Net realized gains	—	—	—	—	(.01)
Total distributions	(.50)	(.53)	(.55)	(.54)	(.60)
Net asset value, end of period	$ 14.75	$ 14.78	$ 14.39	$ 15.08	$ 14.87
Total Return (%)[a,b]	3.25	6.47	(.87)	5.06	13.24
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	85	81	72	94	73
Ratio of expenses before expense reductions (including interest expense) (%)[c]	.99	1.03	1.03	1.02	1.01
Ratio of expenses after expense reductions (including interest expense) (%)[c]	.95	.97	.97	.99	.99
Ratio of expenses after expense reductions (excluding interest expense) (%)	.88	.88	.88	.89	.88
Ratio of net investment income (%)	3.48	3.66	3.85	3.58	4.17
Portfolio turnover rate (%)	28	14	25	37	26

[a] Total return does not reflect the effect of any sales charges.

[b] Total return would have been lower had certain expenses not been reduced.

[c] Interest expense represents interest and fees on short-term floating rate notes issued in conjunction with inverse floating rate securities. Interest income from such transactions is included in income from investment operations.

	Years Ended March 31,
Class C	2016	2015	2014	2013	2012
Selected Per Share Data
Net asset value, beginning of period	$ 14.77	$ 14.39	$ 15.08	$ 14.87	$ 13.69
Income (loss) from investment operations: Net investment income	.40	.43	.44	.43	.50
Net realized and unrealized gain (loss)	(.03)	.37	(.69)	.20	1.17
Total from investment operations	.37	.80	(.25)	.63	1.67
Less distributions from: Net investment income	(.39)	(.42)	(.44)	(.42)	(.48)
Net realized gains	—	—	—	—	(.01)
Total distributions	(.39)	(.42)	(.44)	(.42)	(.49)
Net asset value, end of period	$ 14.75	$ 14.77	$ 14.39	$ 15.08	$ 14.87
Total Return (%)[a,b]	2.55	5.60	(1.61)	4.28	12.39
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	18	19	19	27	19
Ratio of expenses before expense reductions (including interest expense) (%)[c]	1.76	1.79	1.78	1.77	1.78
Ratio of expenses after expense reductions (including interest expense) (%)[c]	1.71	1.72	1.72	1.74	1.74
Ratio of expenses after expense reductions (excluding interest expense) (%)	1.64	1.63	1.63	1.64	1.63
Ratio of net investment income (%)	2.73	2.92	3.10	2.83	3.44
Portfolio turnover rate (%)	28	14	25	37	26

[a] Total return does not reflect the effect of any sales charges.

[b] Total return would have been lower had certain expenses not been reduced.

[c] Interest expense represents interest and fees on short-term floating rate notes issued in conjunction with inverse floating rate securities. Interest income from such transactions is included in income from investment operations.

	Years Ended March 31,
Class S	2016	2015	2014	2013	2012
Selected Per Share Data
Net asset value, beginning of period	$ 14.78	$ 14.39	$ 15.08	$ 14.87	$ 13.69
Income (loss) from investment operations: Net investment income	.55	.58	.59	.58	.64
Net realized and unrealized gain (loss)	(.04)	.38	(.70)	.20	1.18
Total from investment operations	.51	.96	(.11)	.78	1.82
Less distributions from: Net investment income	(.54)	(.57)	(.58)	(.57)	(.63)
Net realized gains	—	—	—	—	(.01)
Total distributions	(.54)	(.57)	(.58)	(.57)	(.64)
Net asset value, end of period	$ 14.75	$ 14.78	$ 14.39	$ 15.08	$ 14.87
Total Return (%)[a]	3.51	6.73	(.61)	5.31	13.51
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	402	388	371	418	419
Ratio of expenses before expense reductions (including interest expense) (%)[b]	.80	.82	.82	.82	.83
Ratio of expenses after expense reductions (including interest expense) (%)[b]	.71	.72	.71	.74	.74
Ratio of expenses after expense reductions (excluding interest expense) (%)	.64	.63	.62	.64	.63
Ratio of net investment income (%)	3.73	3.92	4.12	3.83	4.44
Portfolio turnover rate (%)	28	14	25	37	26

[a] Total return would have been lower had certain expenses not been reduced.

[b] Interest expense represents interest and fees on short-term floating rate notes issued in conjunction with inverse floating rate securities. Interest income from such transactions is included in income from investment operations.

Notes to Financial Statements

A. Organization and Significant Accounting Policies

Deutsche Massachusetts Tax-Free Fund (the "Fund") is a non-diversified series of Deutsche State Tax-Free Income Series (the "Series"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust. The Fund may be affected by economic and political developments in the Commonwealth of Massachusetts.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are subject to an initial sales charge. Class B shares automatically converted to Class A shares on November 13, 2015 and are no longer offered. Class B shares were not subject to an initial sales charge and were subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class C shares are not subject to an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not automatically convert into another class. Class S shares are not subject to initial or contingent deferred sales charges and are only available to a limited group of investors.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution and service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Municipal debt securities are valued at prices supplied by independent pricing services approved by the Fund's Board. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, prepayment speeds and other data, as well as broker quotes. If the pricing services are unable to provide valuations, debt securities are valued at the average of the most recent reliable bid quotations or evaluated prices, as applicable, obtained from broker-dealers. These securities are generally categorized as Level 2.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund's valuation procedures, factors considered in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security's disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company's or issuer's financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination, and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.

Inverse Floaters. The Fund invests in inverse floaters. Inverse floaters are debt instruments with a weekly floating rate of interest that bears an inverse relationship to changes in the short-term interest rate market. Inverse floaters are created by depositing a fixed-rate long-term municipal bond into a special purpose trust (the "TOB Trust"). In turn the TOB Trust issues a short-term floating rate note and an inverse floater. The short-term floating rate note is issued in a face amount equal to some fraction of the underlying bond's par amount and is sold to a third party, usually a tax-exempt money market fund. The Fund receives the proceeds from the sale of the short-term floating rate note and uses the cash proceeds to make additional investments. The short-term floating rate note represents leverage to the Fund. The Fund, as the holder of the inverse floater, has full exposure to any increase or decrease in the value of the underlying bond. The income stream from the underlying bond in the TOB Trust is divided between the floating rate note and the inverse floater. The inverse floater earns all of the interest from the underlying long-term fixed-rate bond less the amount of interest paid on the floating rate note and the expenses of the TOB Trust. The floating rate notes issued by the TOB Trust are valued at cost, which approximates fair value.

By holding the inverse floater, the Fund has the right to collapse the TOB Trust by causing the holders of the floating rate instrument to tender their notes at par and have the broker transfer the underlying bond to the Fund. The floating rate note holder can also elect to tender the note for redemption at par at each reset date. The Fund accounts for these transactions as a form of secured borrowing, by reflecting the value of the underlying bond in the investments of the Fund and the amount owed to the floating rate note holder as a liability under the caption "Payable for floating rate notes issued" in the Statement of Assets and Liabilities. Income earned on the underlying bond is included in interest income, and interest paid on the floaters and the expenses of the TOB Trust are included in "Interest expense" in the Statement of Operations. The weighted average outstanding daily balance of the floating rate notes issued during the year ended March 31, 2016 was approximately $52,533,000, with a weighted average interest rate of 0.65%.

The Fund may enter into shortfall and forbearance agreements by which the Fund agrees to reimburse the TOB Trust, in certain circumstances, for the difference between the liquidation value of the underlying bond held by the TOB Trust and the liquidation value of the floating rate notes plus any shortfalls in interest cash flows. This could potentially expose the Fund to losses in excess of the value of the Fund's inverse floater investments. In addition, the value of inverse floaters may decrease significantly when interest rates increase. The market for inverse floaters may be more volatile and less liquid than other municipal bonds of comparable maturity. The TOB Trust could be terminated outside of the Fund's control, resulting in a reduction of leverage and disposal of portfolio investments at inopportune times and prices. Investments in inverse floaters generally involve greater risk than in an investment in fixed-rate bonds.

The final rules implementing Section 619 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the "Volcker Rule") preclude banking entities from sponsoring and/or providing services to existing TOB Trusts. In response to these rules, investment market participants have developed and are developing new TOB Trust structures that are designed to ensure that banking entities do not sponsor TOB Trusts in violation of the Volcker Rule. The Fund currently participates in a number of pre-2014 TOB Trusts (each, a "Legacy TOB Trust") that will need to be restructured to conform to Volcker Rule requirements by the applicable compliance date, currently expected to be July 17, 2017, or unwound. Any new TOB Trust structures must currently comply with the Volcker Rule. Accordingly, to the extent the Fund wishes to restructure a Legacy TOB Trust or create a new TOB Trust, it must do so in a Volcker-compliant manner. A Volcker-compliant TOB Trust structure is substantially similar to traditional TOB Trust structures. The ultimate impact of the new rules on the inverse floater market and the municipal market generally is not yet certain. Such changes could make early unwinds of TOB Trusts more likely in adverse market scenarios, may make the use of TOB Trusts more expensive, and may make it more difficult to use TOB Trusts in general. The new rules may also expose the Fund to additional risks, including, but not limited to, compliance, securities law and operational risks.

When-Issued/Delayed Delivery Securities. The Fund may purchase securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Fund enters into a commitment to purchase a security, the transaction is recorded and the value of the security is reflected in the net asset value. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. No interest accrues to the Fund until payment takes place. At the time the Fund enters into this type of transaction, it is required to segregate cash or other liquid assets at least equal to the amount of the commitment.

Certain risks may arise upon entering into when-issued or delayed delivery securities from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable and tax-exempt income to its shareholders.

At March 31, 2016, the Fund had a net tax basis capital loss carryforward of approximately $21,225,000, which may be applied against any realized net taxable capital gains indefinitely, including short-term losses ($11,984,000) and long-term losses ($9,241,000).

The Fund has reviewed the tax positions for the open tax years as of March 31, 2016 and has determined that no provision for income tax and/or uncertain tax provisions is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Net investment income of the Fund is declared as a daily dividend and is distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to accretion of market discount on debt securities, inverse floater transactions and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At March 31, 2016, the Fund's components of distributable earnings (accumulated losses) on a tax basis were as follows:

Undistributed tax-exempt income	$ 305,375
Capital loss carryforwards	$ (21,225,000)
Net unrealized appreciation (depreciation) on investments	$ 47,121,209

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:

	Years Ended March 31,
	2016	2015
Distributions from tax-exempt income	$ 17,536,743	$ 18,151,654

Expenses. Expenses of the Series arising in connection with a specific fund are allocated to that fund. Other Series expenses which cannot be directly attributed to a fund are apportioned among the funds in the Series based upon the relative net assets or other appropriate measures.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. All premiums and discounts are amortized/accreted for financial reporting purposes, with the exception of securities in default of principal.

Statement of Cash Flows. Information on financial transactions which have been settled through the receipt and disbursement of cash is presented in the Statement of Cash Flows. The cash amount shown in the Statement of Cash Flows represents the cash position at the Fund's custodian bank at March 31, 2016.

B. Purchases and Sales of Securities

During the year ended March 31, 2016, purchases and sales of investment securities (excluding short-term investments) aggregated $150,542,336 and $156,746,560, respectively.

C. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

Under the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund's average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:

First $250 million of the Fund's average daily net assets	.450%
Next $750 million of such net assets	.420%
Next $1.5 billion of such net assets	.400%
Next $2.5 billion of such net assets	.380%
Next $2.5 billion of such net assets	.350%
Next $2.5 billion of such net assets	.330%
Next $2.5 billion of such net assets	.310%
Over $12.5 billion of such net assets	.300%

Accordingly, for the year ended March 31, 2016, the fee pursuant to the Investment Management Agreement was equivalent to an annual rate (exclusive of any applicable waivers/reimbursements) of 0.44% of the Fund's average daily net assets.

For the period from April 1, 2015 through September 30, 2015, the Advisor had contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of each class as follows:

Class A	.89%
Class B	1.64%
Class C	1.64%
Class S	.64%

Effective October 1, 2015 through September 30, 2016 (through November 13, 2015 for Class B shares), the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of each class as follows:

Class A	.88%
Class B	1.63%
Class C	1.63%
Class S	.63%

For the year ended March 31, 2016 (through November 13, 2015 for Class B shares), fees waived and/or expenses reimbursed for each class are as follows:

Class A	$ 26,101
Class B	99
Class C	9,390
Class S	384,399
$ 419,989

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the year ended March 31, 2016, the Administration Fee was $489,808, of which $42,368 is unpaid.

Service Provider Fees. Deutsche AM Service Company ("DSC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DSC and DST Systems, Inc. ("DST"), DSC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DSC compensates DST out of the shareholder servicing fee it receives from the Fund. For the year ended March 31, 2016 (through November 13, 2015 for Class B shares), the amounts charged to the Fund by DSC were as follows:

Services to Shareholders	Total Aggregated	Unpaid at March 31, 2016
Class A	$ 3,538	$ 547
Class B	68	21
Class C	1,048	183
Class S	49,463	8,308
	$ 54,117	$ 9,059

Distribution and Service Fees. Under the Fund's Class B and Class C 12b-1 Plans, Deutsche AM Distributors, Inc. ("DDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of each of Class B and C shares. In accordance with the Fund's Underwriting and Distribution Services Agreement, DDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the year ended March 31, 2016 (through November 13, 2015 for Class B shares), the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at March 31, 2016
Class B	$ 226	$ —
Class C	136,760	11,482
	$ 136,986	$ 11,482

In addition, DDI provides information and administrative services for a fee ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended March 31, 2016 (through November 13, 2015 for Class B shares), the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at March 31, 2016	Annual Rate
Class A	$ 199,203	$ 33,983.24%
Class B	75	9.25%
Class C	45,561	8,050.25%
	$ 244,839	$ 42,042

Underwriting Agreement and Contingent Deferred Sales Charge. DDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended March 31, 2016 aggregated $7,492.

In addition, DDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the year ended March 31, 2016, the CDSC for Class C shares aggregated $590. A deferred sales charge of up to 0.50% is assessed on certain redemptions of Class A shares. For the year ended March 31, 2016, DDI received $12,994 for Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the year ended March 31, 2016, the amount charged to the Fund by DIMA included in the Statement of Operations under "Reports to shareholders" aggregated $18,290, of which $6,926 is unpaid.

Trustees' Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and Vice Chairperson and to each committee Chairperson.

Transactions with Affiliates. The Fund may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is solely due to having a common investment adviser, common officers or common trustees. During the year ended March 31, 2016, the Fund engaged in securities purchases of $22,500,000 and securities sales of $37,685,000 with an affiliated fund in compliance with Rule 17a-7 under the 1940 Act.

D. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $400 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee, which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if the one-month LIBOR exceeds the Federal Funds Rate, the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at March 31, 2016.

E. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended March 31, 2016		Year Ended March 31, 2015
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	1,148,129	$ 16,797,570	1,839,707	$ 27,037,253
Class C	144,372	2,111,793	169,540	2,487,945
Class S	4,453,785	65,178,601	3,074,986	45,248,688
		$ 84,087,964		$ 74,773,886
Shares issued to shareholders in reinvestment of distributions
Class A	176,791	$ 2,586,504	180,444	$ 2,654,928
Class B	57*	825*	174	2,531
Class C	27,639	404,126	31,357	460,993
Class S	820,151	11,998,436	829,375	12,199,726
		$ 14,989,891		$ 15,318,178
Shares redeemed
Class A	(1,079,471)	$ (15,784,145)	(1,484,089)	$ (21,829,052)
Class B	(5,090)*	(73,991)*	(4,667)	(67,891)
Class C	(238,300)	(3,478,837)	(226,416)	(3,328,444)
Class S	(4,258,577)	(62,308,752)	(3,421,810)	(50,403,399)
		$ (81,645,725)		$ (75,628,786)
Net increase (decrease)
Class A	245,449	$ 3,599,929	536,062	$ 7,863,129
Class B	(5,033)*	(73,166)*	(4,493)	(65,360)
Class C	(66,289)	(962,918)	(25,519)	(379,506)
Class S	1,015,359	14,868,285	482,551	7,045,015
		$ 17,432,130		$ 14,463,278

* For the period from April 1, 2015 to November 13, 2015 (see Note A).

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Deutsche State Tax-Free Income Series and the Shareholders of Deutsche Massachusetts Tax-Free Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations, of cash flows and of changes in net assets and the financial highlights, present fairly, in all material respects, the financial position of Deutsche Massachusetts Tax-Free Fund (the "Fund") at March 31, 2016, and the results of its operations and its cash flows, the changes in its net assets and the financial highlights for each of the periods therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2016 by correspondence with the custodian and brokers and the application of alternative auditing procedures where such confirmations had not been received, provide a reasonable basis for our opinion.

Boston, Massachusetts May 25, 2016	PricewaterhouseCoopers LLP

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (October 1, 2015 to March 31, 2016).

The tables illustrate your Fund's expenses in two ways:

— Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

— Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. Subject to certain exceptions, an account maintenance fee of $20.00 assessed once per calendar year for Classes A, C and S shares may apply for accounts with balances less than $10,000. This fee is not included in these tables. If it was, the estimate of expenses paid for Classes A, C and S shares during the period would be higher, and account value during the period would be lower, by this amount.

Expenses and Value of a $1,000 Investment for the six months ended March 31, 2016 (Unaudited)
Actual Fund Return	Class A	Class C	Class S
Beginning Account Value 10/1/15	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 3/31/16	$ 1,027.20	$ 1,023.30	$ 1,028.40
Expenses Paid per $1,000*	$ 4.81	$ 8.55	$ 3.55
Hypothetical 5% Fund Return	Class A	Class C	Class S
Beginning Account Value 10/1/15	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 3/31/16	$ 1,020.25	$ 1,016.55	$ 1,021.50
Expenses Paid per $1,000*	$ 4.80	$ 8.52	$ 3.54

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 183 (the number of days in the most recent six-month period), then divided by 366.

Annualized Expense Ratios	Class A	Class C	Class S
Deutsche Massachusetts Tax-Free Fund†	.95%	1.69%	.70%

† Includes interest expense and fees on short-term floating rate notes issued in conjunction with inverse floating rate securities of 0.07% for each class.

For more information, please refer to the Fund's prospectus.

For an analysis of the fees associated with an investment in the Fund or similar funds, please refer to http://apps.finra.org/fundanalyzer/1/fa.aspx.

Tax Information (Unaudited)

Of the dividends paid from net investment income for the taxable year ended March 31, 2016, 100% are designated as exempt interest dividends for federal income tax purposes.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 728-3337.

Advisory Agreement Board Considerations and Fee Evaluation

The Board of Trustees approved the renewal of Deutsche Massachusetts Tax-Free Fund’s investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DIMA") in September 2015.

In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:

— In September 2015, all of the Fund’s Trustees were independent of DIMA and its affiliates.

— The Trustees met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board’s Contract Committee reviewed comprehensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund’s performance, fees and expenses, and profitability from a fee consultant retained by the Fund’s Independent Trustees (the "Fee Consultant"). The Board also received extensive information throughout the year regarding performance of the Fund.

— The Independent Trustees regularly meet privately with counsel to discuss contract review and other matters. In addition, the Independent Trustees were advised by the Fee Consultant in the course of their review of the Fund’s contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations.

— In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund’s Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

— Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Board. The Board then reviewed the Contract Committee’s findings and recommendations.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund. DIMA is part of Deutsche Bank AG’s ("Deutsche Bank") Asset and Wealth Management ("Deutsche AWM") division. Deutsche AWM is a global asset management business that offers a wide range of investing expertise and resources, including research capabilities in many countries throughout the world. Deutsche Bank has advised the Independent Trustees that the U.S. asset management business continues to be a critical and integral part of Deutsche Bank, and that Deutsche Bank will continue to make significant investments in Deutsche AWM, including ongoing enhancements to Deutsche AWM’s investment platform. Deutsche Bank also has confirmed its commitment to maintaining strong legal and compliance groups within the Deutsche AWM division.

As part of the contract review process, the Board carefully considered the fees and expenses of each Deutsche fund overseen by the Board in light of the fund’s performance. In many cases, this led to the negotiation and implementation of expense caps. As part of these negotiations, the Board indicated that it would consider relaxing these caps in future years following sustained improvements in performance, among other considerations.

While shareholders may focus primarily on fund performance and fees, the Fund’s Board considers these and many other factors, including the quality and integrity of DIMA’s personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DIMA provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of DIMA to attract and retain high-quality personnel, and the organizational depth and stability of DIMA. The Board reviewed the Fund’s performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market index(es) and a peer universe compiled using information supplied by Morningstar Direct ("Morningstar"), an independent fund data service. The Board also noted that it has put into place a process of identifying "Focus Funds" (e.g., funds performing poorly relative to a peer universe), and receives additional reporting from DIMA regarding such funds and, where appropriate, DIMA’s plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that for the one-, three- and five-year periods ended December 31, 2014, the Fund’s performance (Class A shares) was in the 3rd quartile, 2nd quartile and 3rd quartile, respectively, of the applicable Morningstar universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has outperformed its benchmark in the one-year period and has underperformed its benchmark in the three- and five-year periods ended December 31, 2014.

Fees and Expenses. The Board considered the Fund’s investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Lipper Inc. ("Lipper") and the Fee Consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DIMA under the Fund’s administrative services agreement, were higher than the median (4th quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2014). The Board noted that the Fund’s Class A shares total (net) operating expenses (excluding 12b-1 fees) were expected to be higher than the median (3rd quartile) of the applicable Lipper expense universe (based on Lipper data provided as of December 31, 2014, and analyzing Lipper expense universe Class A (net) expenses less any applicable 12b-1 fees) ("Lipper Universe Expenses"). The Board also reviewed data comparing each share class’s total (net) operating expenses to the applicable Lipper Universe Expenses. The Board noted that the expense limitations agreed to by DIMA were expected to help the Fund’s total (net) operating expenses remain competitive. The Board also considered the Fund’s management fee rate as compared to fees charged by DIMA to comparable Deutsche U.S. registered funds ("Deutsche Funds") and considered differences between the Fund and the comparable Deutsche Funds. The information requested by the Board as part of its review of fees and expenses also included information about institutional accounts (including any sub-advised funds and accounts) and funds offered primarily to European investors ("Deutsche Europe funds") managed by Deutsche AWM. The Board noted that DIMA indicated that Deutsche AWM does not manage any institutional accounts or Deutsche Europe funds comparable to the Fund.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA.

Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs and pre-tax profits realized by DIMA from advising the Deutsche Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DIMA and its affiliates with respect to all fund services in totality and by fund. The Board and the Fee Consultant reviewed DIMA’s methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable. The Board also reviewed certain publicly available information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates’ overall profitability with respect to the Deutsche Funds (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of most comparable firms for which such data was available.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund’s investment management fee schedule includes fee breakpoints. The Board concluded that the Fund’s fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund and any fees received by an affiliate of DIMA for distribution services. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities, along with the incidental public relations benefits to DIMA related to Deutsche Funds advertising and cross-selling opportunities among DIMA products and services. The Board considered these benefits in reaching its conclusion that the Fund’s management fees were reasonable.

Compliance. The Board considered the significant attention and resources dedicated by DIMA to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of the individual serving as DIMA’s and the Fund’s chief compliance officer; (ii) the large number of DIMA compliance personnel; and (iii) the substantial commitment of resources by DIMA and its affiliates to compliance matters.

Based on all of the information considered and the conclusions reached, the Board unanimously determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and counsel present. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the fund. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Kenneth C. Froewiss, Chairman, Deutsche Mutual Funds, P.O. Box 390601, Cambridge, MA 02139. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex.

Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in Deutsche Fund Complex Overseen	Other Directorships Held by Board Member
Kenneth C. Froewiss (1945) Chairperson since 2013, and Board Member since 2001	Retired Clinical Professor of Finance, NYU Stern School of Business (1997–2014); Member, Finance Committee, Association for Asian Studies (2002–present); Director, Mitsui Sumitomo Insurance Group (US) (2004–present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	106	—
William McClayton (1944) Vice Chairperson since 2013, and Board Member since 2004	Private equity investor (since October 2009); previously, Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001–2009); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966–2001); Trustee, Ravinia Festival	106	—
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996–1998); Executive Vice President and Head of International Banking (1995–1996); former Directorships: Director and former Chairman of the Board, Healthways, Inc.[2] (population well-being and wellness services) (2003–2014); Stockwell Capital Investments PLC (private equity); First Oak Brook Bancshares, Inc. and Oak Brook Bank; Prisma Energy International	106	Portland General Electric[2] (utility company) (2003– present)
Henry P. Becton, Jr. (1943) Board Member since 1990	Vice Chair and former President, WGBH Educational Foundation. Directorships: Public Radio International; Public Radio Exchange (PRX); former Directorships: Belo Corporation[2] (media company); The PBS Foundation; Association of Public Television Stations; Boston Museum of Science; American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service; Connecticut College; North Bennett Street School (Boston)	106	Director, Becton Dickinson and Company[2] (medical technology company)
Dawn-Marie Driscoll (1946) Board Member since 1987	Emeritus Executive Fellow, Center for Business Ethics, Bentley University; formerly: President, Driscoll Associates (consulting firm); Partner, Palmer & Dodge (law firm) (1988–1990); Vice President of Corporate Affairs and General Counsel, Filene's (retail) (1978–1988). Directorships: Advisory Board, Center for Business Ethics, Bentley University; Trustee and former Chairman of the Board, Southwest Florida Community Foundation (charitable organization); former Directorships: ICI Mutual Insurance Company (2007–2015); Sun Capital Advisers Trust (mutual funds) (2007–2012), Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)	106	—
Keith R. Fox, CFA (1954) Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds) (since 1986). Directorships: Progressive International Corporation (kitchen goods importer and distributor); The Kennel Shop (retailer); former Chairman, National Association of Small Business Investment Companies; former Directorships: BoxTop Media Inc. (advertising); Sun Capital Advisers Trust (mutual funds) (2011–2012)	106	—
Paul K. Freeman (1950) Board Member since 1993	Consultant, World Bank/Inter-American Development Bank; Chair, Independent Directors Council; Investment Company Institute (executive and nominating committees); formerly, Chairman of Education Committee of Independent Directors Council; Project Leader, International Institute for Applied Systems Analysis (1998–2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986–1998); Directorships: Denver Zoo Foundation (December 2012–present); former Directorships: Prisma Energy International	106	—
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center; formerly: Vice Dean and Director, Wharton Undergraduate Division (July 1995–June 2000); Director, Lauder Institute of International Management Studies (July 2000–June 2006)	106	Director, Aberdeen Singapore and Japan Funds (since 2007); Independent Director of Barclays Bank Delaware (since September 2010)
Rebecca W. Rimel (1951) Board Member since 1995	President, Chief Executive Officer and Director, The Pew Charitable Trusts (charitable organization) (1994 to present); formerly: Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983–2004); Board Member, Investor Education (charitable organization) (2004–2005); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001–2007); Director, Viasys Health Care[2] (January 2007–June 2007); Trustee, Thomas Jefferson Foundation (charitable organization) (1994–2012)	106	Director, Becton Dickinson and Company[2] (medical technology company) (2012– present); Director, BioTelemetry Inc.[2] (health care) (2009– present)
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; formerly: Pension & Savings Trust Officer, Sprint Corporation[2] (telecommunications) (November 1989–September 2003); Trustee, Sun Capital Advisers Trust (mutual funds) (1998–2012)	106	—
Jean Gleason Stromberg (1943) Board Member since 1997	Retired. Formerly, Consultant (1997–2001); Director, Financial Markets U.S. Government Accountability Office (1996–1997); Partner, Norton Rose Fulbright, L.L.P. (law firm) (1978–1996); former Directorships: The William and Flora Hewlett Foundation (charitable organization) (2000–2015); Service Source, Inc. (nonprofit), Mutual Fund Directors Forum (2002–2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987–1990 and 1994–1996)	106	—

Officers[4]
Name, Year of Birth, Position with the Fund and Length of Time Served[5]	Business Experience and Directorships During the Past Five Years
Brian E. Binder[8] (1972) President and Chief Executive Officer, 2013–present	Managing Director[3] and Head of Fund Administration, Deutsche Asset Management (2013–present); formerly: Head of Business Management and Consulting at Invesco, Ltd. (2010–2012)
John Millette[7] (1962) Vice President and Secretary, 1999–present	Director,[3] Deutsche Asset Management; Chief Legal Officer and Secretary, Deutsche Investment Management Americas Inc. (since 2015); and Director and Vice President, Deutsche AM Trust Company (since 2016)
Hepsen Uzcan[6] (1974) Vice President, since 2016[9] Assistant Secretary, 2013–present	Director,[3] Deutsche Asset Management
Paul H. Schubert[6] (1963) Chief Financial Officer, 2004–present Treasurer, 2005–present	Managing Director,[3] Deutsche Asset Management, and Chairman, Director and President, Deutsche AM Trust Company (since 2013); formerly, Director, Deutsche AM Trust Company (2004–2013)
Caroline Pearson[7] (1962) Chief Legal Officer, 2010–present	Managing Director,[3] Deutsche Asset Management; Secretary, Deutsche AM Distributors, Inc.; and Secretary, Deutsche AM Service Company
Robert Kloby[6] (1962) Chief Compliance Officer, 2006–2016[10]	Managing Director,[3] Deutsche Asset Management
Wayne Salit[6] (1967) Anti-Money Laundering Compliance Officer, 2014–present	Director,[3] Deutsche Asset Management; formerly: Managing Director, AML Compliance Officer at BNY Mellon (2011–2014); and Director, AML Compliance Officer at Deutsche Bank (2004–2011)
Paul Antosca[7] (1957) Assistant Treasurer, 2007–present	Director,[3] Deutsche Asset Management
Jack Clark[7] (1967) Assistant Treasurer, 2007–present	Director,[3] Deutsche Asset Management
Diane Kenneally[7] (1966) Assistant Treasurer, 2007–present	Director,[3] Deutsche Asset Management

1 The length of time served represents the year in which the Board Member joined the board of one or more Deutsche funds currently overseen by the Board.

2 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

3 Executive title, not a board directorship.

4 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.

5 The length of time served represents the year in which the officer was first elected in such capacity for one or more Deutsche funds.

6 Address: 60 Wall Street, New York, NY 10005.

7 Address: One Beacon Street, Boston, MA 02108.

8 Address: 222 South Riverside Plaza, Chicago, IL 60606.

9 Effective as of May 11, 2016.

10 Chief Compliance Officer through May 31, 2016. Effective June 1, 2016, Scott D. Hogan will assume the responsibilities of Chief Compliance Officer.

The fund's Statement of Additional Information ("SAI") includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 728-3337.

Account Management Resources

For More Information

The automated telephone system allows you to access personalized account information and obtain information on other Deutsche funds using either your voice or your telephone keypad. Certain account types within Classes A, C and S also have the ability to purchase, exchange or redeem shares using this system.

For more information, contact your financial advisor. You may also access our automated telephone system or speak with a Shareholder Service representative by calling:

(800) 728-3337

Web Site

deutschefunds.com

View your account transactions and balances, trade shares, monitor your asset allocation, subscribe to fund and account updates by e-mail, and change your address, 24 hours a day.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about Deutsche funds, retirement planning information, and more.

Written Correspondence	Deutsche Asset Management PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting	The fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — deutschefunds.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 728-3337.
Portfolio Holdings	Following the fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. This form will be available on the SEC's Web site at sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The fund's portfolio holdings are also posted on deutschefunds.com from time to time. Please see the fund's current prospectus for more information.
Principal Underwriter	If you have questions, comments or complaints, contact: Deutsche AM Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
Investment Management

Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for the fund. DIMA and its predecessors have more than 80 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to both institutional and retail clients.

DIMA is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution engaged in a wide variety of financial services, including investment management, retail, private and commercial banking, investment banking and insurance.

Deutsche Asset Management is the retail brand name in the U.S. for the asset management activities of Deutsche Bank AG and DIMA. Deutsche Asset Management is committed to delivering the investing expertise, insight and resources of this global investment platform to American investors.

	Class A	Class C	Class S
Nasdaq Symbol	SQMAX	SQMCX	SCMAX
CUSIP Number	25158X 880	25158X 864	25158X 856
Fund Number	412	712	2012

Notes

Notes

Notes

ITEM 2.	CODE OF ETHICS

As of the end of the period covered by this report, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The fund’s audit committee is comprised solely of trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The fund’s Board of Trustees has determined that there are several "audit committee financial experts" (as such term has been defined by the Regulations) serving on the fund’s audit committee including Mr. Paul K. Freeman, the chair of the fund’s audit committee. An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933 and the designation or identification of a person as an “audit committee financial expert” does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

deutsche massachusetts tax free Fund
form n-csr disclosure re: AUDIT FEES

The following table shows the amount of fees that PricewaterhouseCoopers, LLP (“PWC”), the Fund’s independent registered public accounting firm, billed to the Fund during the Fund’s last two fiscal years. The Audit Committee approved in advance all audit services and non-audit services that PWC provided to the Fund.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended March 31,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2016	$94,064	$0	$0	$0
2015	$85,374	$0	$0	$0

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by PWC to Deutsche Investment Management Americas Inc. (“DIMA” or the “Adviser”), and any entity controlling, controlled by or under common control with DIMA (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year Ended March 31,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2016	$0	$30,661	$0
2015	$0	$63,439	$0

The “Tax Fees Billed to the Advisor” were billed for services associated with foreign tax filings.

Non-Audit Services

The following table shows the amount of fees that PWC billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that PWC provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from PWC about any non-audit services that PWC rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating PWC’s independence.

Fiscal Year Ended March 31,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2016	$0	$30,661	$0	$30,661
2015	$0	$63,439	$0	$63,439

Audit Committee Pre-Approval Policies and Procedures. Generally, each Fund’s Audit Committee must pre approve (i) all services to be performed for a Fund by a Fund’s Independent Registered Public Accounting Firm and (ii) all non-audit services to be performed by a Fund’s Independent Registered Public Accounting Firm for the DIMA Entities with respect to operations and financial reporting of the Fund, except that the Chairperson or Vice Chairperson of each Fund’s Audit Committee may grant the pre-approval for non-audit services described in items (i) and (ii) above for non-prohibited services for engagements of less than $100,000. All such delegated pre approvals shall be presented to each Fund’s Audit Committee no later than the next Audit Committee meeting.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

According to the registrant’s principal Independent Registered Public Accounting Firm, substantially all of the principal Independent Registered Public Accounting Firm's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal Independent Registered Public Accounting Firm.

***

In connection with the audit of the 2015 and 2016 financial statements, the Fund entered into an engagement letter with PwC. The terms of the 2016 engagement letter required by PwC, and agreed to by the Fund’s Audit Committee, include a provision mandating the use of mediation and arbitration to resolve any controversy or claim between the parties arising out of or relating to the engagement letter or the services provided there-under.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board. The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Kenneth C. Froewiss, Independent Chairman, Deutsche Mutual Funds, P.O. Box 390601, Cambridge, MA 02139.

ITEM 11.	CONTROLS AND PROCEDURES

	(a)	The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

	(b)	There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

	(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

	(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

	(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	Deutsche Massachusetts Tax-Free Fund, a series of Deutsche State Tax-Free Income Series

By:	/s/Brian E. Binder Brian E. Binder President

Date:	May 27, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Brian E. Binder Brian E. Binder President

Date:	May 27, 2016

By:	/s/Paul Schubert Paul Schubert Chief Financial Officer and Treasurer

Date:	May 27, 2016